United States
                       Securities and Exchange Commission
                             Washington, D.C. 20549

                                 Amended Form N-CSR
                         Certified Shareholder Report of
                   Registered Management Investment Companies




                                      811-1

                      (Investment Company Act File Number)


                       Federated Stock and Bond Fund, Inc.
       ---------------------------------------------------------------

             (Exact Name of Registrant as Specified in Charter)




                              5800 Corporate Drive
                       Pittsburgh, Pennsylvania 15237-7000


                                 (412) 288-1900
                         (Registrant's Telephone Number)


                           John W. McGonigle, Esquire
                            Federated Investors Tower
                               1001 Liberty Avenue
                       Pittsburgh, Pennsylvania 15222-3779
                   (Name and Address of Agent for Service)
              (Notices should be sent to the Agent for Service)






                        Date of Fiscal Year End: 11/30/04


            Date of Reporting Period: Fiscal year ended 11/30/04









Item 4 (b), (d) and (g) in the original N-CSR filing for the period ended November 30, 2004, are corrected to read:

(b) Audit-Related Fees billed to the registrant for the two most recent fiscal years:

                  Fiscal year ended 2004 - $1,263

                  Fiscal year ended 2003 - $738

                  Transfer Agent Service Auditors Report

      Amount requiring approval of the registrant's audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $97,473 and $16,493 respectively. Fiscal year ended 2004 - Attestation services relating to the review of fund share transactions and Transfer Agent Service Auditors report. Fiscal year ended 2003 - Design of Sarbanes Oxley sec. 302 procedures.

 (d) All Other Fees billed to the registrant for the two most recent fiscal years:

                  Fiscal year ended 2004 - $0

                  Fiscal year ended 2003 - $0

      Amount requiring approval of the registrant's audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $95,480 and $41,583 respectively. Fiscal year ended 2004 - Consultation regarding information requests by regulatory agencies, executive compensation analysis and discussions with auditor related to market timing and late trading activities. Fiscal year ended 2003 - Executive compensation analysis.

(g) Non-Audit Fees billed to the registrant, the registrant's investment adviser, and certain entities controlling, controlled by or under common control with the investment adviser:
            Fiscal year ended 2004 - $357,718

            Fiscal year ended 2003 - $242,076


Item 12.    Exhibits










SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant  Federated Stock and Bond Fund, Inc.

By          /S/ Richard A. Novak
            Richard A. Novak, Principal Financial Officer
                             (insert name and title)

Date        January 24, 2006


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By          /S/ J. Christopher Donahue
            J. Christopher Donahue, Principal Executive Officer


Date        January 24, 2006


By          /S/ Richard A. Novak
            Richard A. Novak, Principal Financial Officer


Date        January 24, 2006